Exhibit 99.1

1 2011 Rodman & Renshaw Presentation Double Eagle Petroleum Co

2 Corporate Information & Disclaimer This presentation may contain projections and other forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Any such projections or statements reflect the Company's current views with respect to future events and financial performance. No assurances can be given, however, that these events will occur or that such projections will be achieved and actual results could differ materially from those projected. A discussion of important factors that could cause actual results to differ materially from those projected, such as decreases in oil and gas prices and/or unexpected decreases in oil and gas production, is included in the Company's periodic reports filed with the Securities and Exchange Commission. Cautionary Note to U.S. Investors - The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Effective for the Company's December 31, 2010 Form 10-K, SEC guidelines were changed to also allow for disclosure of "probable" and "possible" reserves. We have used these terms in this presentation. Investors are urged to consider closely the disclosure in our 2010 Form 10-K, File No. 1-33571, available from us at Double Eagle Petroleum, 1675 Broadway, Suite 2200, Denver, Colorado 80202, attention Investor Relations. You can also obtain this form from the SEC by calling 1-800-SEC-0330. NASDAQ: DBLE Market Cap: $102.6M (at $9.16 share price) Shares Outstanding: 11.2 million 52 Week Price Range: $3.92 - $12.00 50 Day Average Volume: 201,797 *information quoted above as of 8/30/2011 Corporate Office: 1675 Broadway, Suite 2200 Denver, CO 80202 Contact Information: John Campbell, Investor Relations jcampbell@eagle-eagle.net 303-794-8445 www.dble.com

3 Double Eagle Petroleum Co. Overview HIGHLIGHTS Proved Reserves (a) 115.1 Bcfe Proved Developed 74.5 Bcfe Proved Undeveloped 40.6 Bcfe Total Proved PV-10 ($ in Millions) $143.7 Total Probable and Poss. Reserves (a) 135.0 Bcfe Current Production (6/30/11) ~25 Mmcfe/d Cash Flow from Operations (12/31/2010) $25.0M Three Year Avg Prod Costs/Mcfe (b) $1.48 Reserve Replacement 351% Undeveloped Acreage--net ~ 157,000 Total Niobrara Acreage-net ~ 71,000 Per December 31, 2010 year end SEC reserve report prepared by Netherland, Sewell & Associates, Inc. Includes Production Taxes Double Eagle significant plays

4 Proven Execution 2003-2010 SEC Reserves Prepared by Netherland, Sewell & Associates, Inc. as of December 31 for each respective year. With a large inventory of drilling locations, we have been able to consistently grow proved developed reserves by converting our probable reserves to proved reserves During this period 2007-2010, we invested $120 million in over 350 well locations. This investment was the main factor for growth through 2008, 2009 and 2010 Revenues grew to $55 million from $17 million. Annual production grew to 9.2 BCFE from 3.0 Bcfe. Annual operating cash flow grew to $25 million from $5.2 million. Proved reserves rose to 115 Bcfe from 74 Bcfe.

5 Proven Execution Low cost growth through the drill bit F&D Costs three year average of $1.00/ Mcfe; Production Costs, including taxes--$1.22 to $1.74 per Mcfe G&A Costs equals 10.9% of revenues; among lowest among peer group with revenues < $140 million Source: Global Hunter Securities Among the top 100 E & P companies in the United States we rank as follows : -Ranked 7th best for all finding and development costs over last 3 years (1) -2nd best for lowest future development costs (1) -5 year compounded annual growth rate for reserves and production was 18% and 23%, respectively, versus an average for the 100 companies of 2% and 1%, respectively (1)

6 Building Blocks for Shareholder Value Atlantic Rim CBM Midstream Pipeline

7 Building Blocks for Shareholder Value Midstream Pipeline --12.5 miles of transportation assets --20% utilized --Ability to expand north to WIC Atlantic Rim CBM --Interest in 244 producing CBM wells --64% of proved reserves --550 future drilling locations in 3 producing units --Catalina Unit Company operated --Other units operated by Anadarko

8 Historical drilling activity Catalina Unit 71 gross (51 net) wells 124 future drilling permits approved ~200 total potential future drilling locations 35.5 Bcfe net proved reserves (12/31/2010 NSAI REPORT) Sun Dog / Doty Mnt Units 172 gross (37 net wells) ~350 total potential future drilling locations 39.1 Bcfe net proved reserves (12/31/2010 NSAI REPORT) 2011 Planned Activity Drilling of 13 gross (13 net) new CBM wells in Atlantic Rim Potential of 1 Niobrara test well The Atlantic Rim

Pinedale Anticline

- QEP Operated Properties
- Interests in over 140 wells through 2010;
- Participating in ~16 new wells each year
- 350+ Potential future locations
- Double Eagle Interests: 6-12.5% WI
- Well Economics
  - EUR per well of ~230 Mmcfe (net)
  - Lifting costs < $1.00 per Mcfe
  - Estimated drilling and completion--$3.38M gross $300k net)


33N/109W
MESA C
MESA A
MESA B
32N/109W

9

NASDAQ:DBLE

10 Midstream Infrastructure Growing source of fee-based revenue that is independent of gas prices Connects Catalina Unit to interstate pipeline 100% owned by Double Eagle 125 MMcf/d capacity; currently at 28 MMcf/d Tie-in to third party production and transportation agreement in place Own permits to extend north to additional distribution pipelines Low cost of operations Assures transportation out of Catalina Unit for future development volumes

11 Building Blocks for Shareholder Value

12 Exploration Play-Niobrara Shale Niobrara Basins Double Eagle Acreage Powder River Basin Greater Green River Basin DJ Basin WR Basin Shale thickness up to 1,500' in the Atlantic Rim Heavy natural fracturing based upon prior penetrations 20+ miles of 3D Seismic reprocessed Existing Niobrara production adjacent to Atlantic Rim

13 Exploration Play-Niobrara Shale Central Wyoming & Colorado

14 Exploration Play-Niobrara Shale DJ Basin

15 Exploration Play--Main Fork Unit Main Fork Unit Project (formerly known as Christmas Meadows/Table Top Unit) Company previously drilled the Table Top Unit #1 well in 2007 Working with a major integrated oil and gas company that has option farm-in rights to advance further unit delineation, assist with costs related to seismic, environmental analysis and, if necessary, an exploratory well Prior seismic data has been reprocessed and a LIDAR (Light Detection and Ranging) survey has been conducted Preliminary development well locations, pipelines and roads have been identified as part of a full field development environmental impact study being conducted by the USFS In 2011, surveying and associated archeological and biological studies are being conducted along with a source test in preparation for a potential 2D seismic acquisition program in 2012 Assuming the farm-in right is exercised, Double Eagle will have a 12%-16% working interest after payout for a company estimated 3 TCF target project

16 2011 Planned Drilling and Development Double Eagle plans to participate in up to 30 gross wells in 2011 $30 million in drilling capex in 2011 Development is focused on core, low cost fields Atlantic Rim Drilling Catalina unit-13 net CBM wells Niobrara test well expected to be drilled Pinedale Anticline- 16 conventional wells

17 Growth Strategy Mergers and Acquisitions Merge with companies to provide diversity in location and commodity Acquire additional exploration acreage Create economics of scale and take advantage of operational synergies Develop low cost fields to increase production and reserves Exploit Niobrara holdings and Table Top Unit holdings Explore new opportunities Focus on continued operational efficiencies to minimize development, production and G&A costs Maximize return for shareholders Enhance institutional awareness and broaden shareholder base Development and Exploration Cost Controls and Execution

18 Double Eagle's Value Proposition

19 Questions

20 Niobrara Shale Project Atlantic Rim ESPY SIERRA MADRE Source; Scotia Waterhouse